Exhibit 99

VERIZON COMMUNICATIONS INC.

HISTORICAL FINANCIAL INFORMATION

As of June 30, 2010

Note: Unaudited historical financial and operating information reclassified as a result of Domestic Wireless and Wireline divestitures and other items.

Verizon Communications Inc.

Condensed Consolidated Statement of Income

(dollars in millions, except per share amounts)

Unaudited	2009

Operating Revenues	$107,808

Operating Expenses
Cost of services and sales	44,299
Selling, general & administrative expense	32,950
Depreciation and amortization expense	16,532

Total Operating Expenses	93,781

Operating Income	14,027
Equity in earnings of unconsolidated businesses	553
Other income and (expense), net	90
Interest expense	(3,102)

Income Before Provision for Income Taxes	11,568
Provision for income taxes	(1,210)

Net Income	$ 10,358

Net income attributable to noncontrolling interest	$ 6,707
Net income attributable to Verizon	3,651

Net Income	$ 10,358

Basic Earnings per Share
Net Income attributable to Verizon	$ 1.29

Weighted average number of common shares (in millions)	2,841

Diluted Earnings per Share (1)
Net Income attributable to Verizon	$ 1.29

Weighted average number of common shares-assuming dilution (in millions)	2,841

Footnotes:

(1)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans.

Certain reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Condensed Consolidated Statements of Income - Quarter to Date

				(dollars in millions, except per share amounts)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Operating Revenues	$26,591	$26,861	$27,265	$27,091	$26,913	$26,773

Operating Expenses
Cost of services and sales	10,308	10,481	10,996	12,514	10,717	12,239
Selling, general & administrative expense	7,561	7,871	8,111	9,407	7,724	8,319
Depreciation and amortization expense	4,028	4,091	4,172	4,241	4,121	4,176

Total Operating Expenses	21,897	22,443	23,279	26,162	22,562	24,734

Operating Income	4,694	4,418	3,986	929	4,351	2,039
Equity in earnings of unconsolidated businesses	128	128	166	131	133	121
Other income and (expense), net	53	11	13	13	45	17
Interest expense	(925)	(787)	(704)	(686)	(680)	(679)

Income Before (Provision) Benefit for Income Taxes	3,950	3,770	3,461	387	3,849	1,498
(Provision) benefit for income taxes	(740)	(610)	(574)	714	(1,565)	49

Net Income	$3,210	$3,160	$2,887	$1,101	$2,284	$1,547

Net income attributable to noncontrolling interest	$1,565	$1,677	$1,711	$1,754	$1,875	$1,745
Net income (loss) attributable to Verizon	1,645	1,483	1,176	(653)	409	(198)

Net Income	$3,210	$3,160	$2,887	$1,101	$2,284	$1,547

Basic Earnings (Loss) per Share
Net Income (Loss) attributable to Verizon	$.58	$.52	$.41	$(.23)	$.14	$(.07)

Weighted average number of common shares (in millions)	2,841	2,841	2,841	2,841	2,836	2,827

Diluted Earnings (Loss) per Share (1)
Net Income (Loss) attributable to Verizon	$.58	$.52	$.41	$(.23)	$.14	$(.07)

Weighted average number of common shares-assuming dilution (in millions)	2,841	2,841	2,841	2,841	2,837	2,827

Footnotes:

(1)	If there is a net loss, diluted EPS is the same as basic EPS. Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans.

Certain reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results.

EPS may not add across due to rounding.

Verizon Communications Inc.

Condensed Consolidated Statements of Income – Year to Date

(dollars in millions, except per share amounts)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Operating Revenues	$26,591	$53,452	$80,717	$107,808	$26,913	$53,686

Operating Expenses
Cost of services and sales	10,308	20,789	31,785	44,299	10,717	22,956
Selling, general & administrative expense	7,561	15,432	23,543	32,950	7,724	16,043
Depreciation and amortization expense	4,028	8,119	12,291	16,532	4,121	8,297

Total Operating Expenses	21,897	44,340	67,619	93,781	22,562	47,296

Operating Income	4,694	9,112	13,098	14,027	4,351	6,390
Equity in earnings of unconsolidated businesses	128	256	422	553	133	254
Other income and (expense), net	53	64	77	90	45	62
Interest expense	(925)	(1,712)	(2,416)	(3,102)	(680)	(1,359)

Income Before Provision for Income Taxes	3,950	7,720	11,181	11,568	3,849	5,347
Provision for income taxes	(740)	(1,350)	(1,924)	(1,210)	(1,565)	(1,516)

Net Income	$3,210	$6,370	$9,257	$10,358	$2,284	$3,831

Net income attributable to noncontrolling interest	$1,565	$3,242	$4,953	$6,707	$1,875	$3,620
Net income attributable to Verizon	1,645	3,128	4,304	3,651	409	211

Net Income	$3,210	$6,370	$9,257	$10,358	$2,284	$3,831

Basic Earnings per Share
Net Income attributable to Verizon	$.58	$1.10	$1.51	$1.29	$.14	$.07

Weighted average number of common shares (in millions)	2,841	2,841	2,841	2,841	2,836	2,831

Diluted Earnings per Share (1)
Net Income attributable to Verizon	$.58	$1.10	$1.51	$1.29	$.14	$.07

Weighted average number of common shares-assuming dilution (in millions)	2,841	2,841	2,841	2,841	2,837	2,833

Footnotes:

(1)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans.

Certain reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Condensed Consolidated Balance Sheets

(dollars in millions)
Unaudited	12/31/09
Assets
Current assets
Cash and cash equivalents	$2,009
Short-term investments	490
Accounts receivable, net	12,573
Inventories	1,426
Prepaid expenses and other	5,247

Total current assets	21,745

Plant, property and equipment	229,381
Less accumulated depreciation	137,052

92,329

Investments in unconsolidated businesses	3,535
Wireless licenses	72,067
Goodwill	22,472
Other intangible assets, net	6,764
Other assets	8,339

Total Assets	$227,251

Liabilities and Equity
Current liabilities
Debt maturing within one year	$7,205
Accounts payable and accrued liabilities	15,223
Other	6,708

Total current liabilities	29,136

Long-term debt	55,051
Employee benefit obligations	32,622
Deferred income taxes	19,310
Other liabilities	6,765

Equity
Common stock	297
Contributed capital	40,108
Reinvested earnings	17,592
Accumulated other comprehensive loss	(11,479)
Common stock in treasury, at cost	(5,000)
Deferred compensation - employee stock ownership plans and other	88
Noncontrolling interest	42,761

Total Equity	84,367

Total Liabilities and Equity	$227,251

Verizon Communications Inc.

Condensed Consolidated Balance Sheets

				(dollars in millions)
Unaudited	03/31/09	06/30/09	09/30/09	12/31/09	03/31/10	06/30/10
Assets
Current assets
Cash and cash equivalents	$3,979	$820	$1,216	$2,009	$3,037	$ 4,761
Short-term investments	372	360	474	490	520	464
Accounts receivable, net	11,989	12,170	12,489	12,573	11,969	12,058
Inventories	2,195	2,775	2,554	1,426	1,113	985
Prepaid expenses and other	3,343	5,339	5,290	5,247	5,766	2,793

Total current assets	21,878	21,464	22,023	21,745	22,405	21,061

Plant, property and equipment	221,500	224,150	226,470	229,381	231,771	234,727
Less accumulated depreciation	131,645	133,848	135,636	137,052	139,937	142,626

	89,855	90,302	90,834	92,329	91,834	92,101

Investments in unconsolidated businesses	3,574	3,513	3,808	3,535	3,685	3,797
Wireless licenses	70,873	71,708	71,899	72,067	72,256	72,435
Goodwill	22,531	22,189	22,190	22,472	22,472	22,467
Other intangible assets, net	7,299	7,232	6,948	6,764	6,510	6,324
Other assets	10,841	8,591	8,702	8,339	8,185	8,066

Total Assets	$226,851	$224,999	$226,404	$227,251	$227,347	$226,251

Liabilities and Equity
Current liabilities
Debt maturing within one year	$13,459	$5,440	$5,443	$7,205	$7,129	$ 7,874
Accounts payable and accrued liabilities	14,403	14,685	14,643	15,223	14,569	16,905
Other	7,207	6,243	7,219	6,708	6,365	7,055

Total current liabilities	35,069	26,368	27,305	29,136	28,063	31,834

Long-term debt	55,674	59,469	57,374	55,051	54,424	49,594
Employee benefit obligations	32,149	32,162	31,881	32,622	31,770	32,435
Deferred income taxes	16,998	17,737	18,652	19,310	21,665	21,324
Other liabilities	6,407	6,442	6,610	6,765	6,773	6,591

Equity
Common stock	297	297	297	297	297	297
Contributed capital	40,108	40,102	40,100	40,108	40,108	40,108
Reinvested earnings	19,588	19,765	19,591	17,592	16,658	15,117
Accumulated other comprehensive loss	(13,387)	(12,742)	(12,058)	(11,479)	(11,442)	(11,140)
Common stock in treasury, at cost	(4,837)	(4,836)	(4,834)	(5,000)	(5,277)	(5,277)
Deferred compensation - employee stock ownership plans and other	82	86	90	88	118	149
Noncontrolling interest	38,703	40,149	41,396	42,761	44,190	45,219

Total Equity	80,554	82,821	84,582	84,367	84,652	84,473

Total Liabilities and Equity	$226,851	$224,999	$226,404	$227,251	$227,347	$226,251

Verizon Communications Inc.

Condensed Consolidated Statement of Cash Flows

(dollars in millions)
Unaudited	12 Mos. Ended 12/31/09
Cash Flows From Operating Activities
Net Income	$10,358

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	16,532
Employee retirement benefits	5,095
Deferred income taxes	1,384
Provision for uncollectible accounts	1,306
Equity in earnings of unconsolidated businesses, net of dividends received	389
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses	(2,511)
Other, net	(988)

Net cash provided by operating activities	31,565

Cash Flows From Investing Activities
Capital expenditures (including capitalized software)	(17,047)
Acquisitions of licenses, investments and business, net of cash acquired	(5,958)
Net change in short-term investments	84
Other, net	(410)

Net cash used in investing activities	(23,331)

Cash Flows From Financing Activities
Proceeds from long-term borrowings	12,040
Repayments of long-term borrowings and capital lease obligations	(19,260)
Decrease in short-term obligations, excluding current maturities	(1,652)
Dividends paid	(5,271)
Other, net	(1,864)

Net cash used in financing activities	(16,007)

Decrease in cash and cash equivalents	(7,773)
Cash and cash equivalents, beginning of period	9,782

Cash and cash equivalents, end of period	$2,009

Verizon Communications Inc.

Condensed Consolidated Statements of Cash Flows

					(dollars in millions)
Unaudited	3 Mos. Ended 3/31/09	6 Mos. Ended 6/30/09	9 Mos. Ended 9/30/09	12 Mos. Ended 12/31/09	3 Mos. Ended 03/31/10	6 Mos. Ended 06/30/10
Cash Flows From Operating Activities
Net Income	$3,210	$6,370	$9,257	$10,358	$2,284	$3,831
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	4,028	8,119	12,291	16,532	4,121	8,297
Employee retirement benefits	502	1,420	2,533	5,095	667	2,518
Deferred income taxes	604	1,296	2,672	1,384	2,389	1,354
Provision for uncollectible accounts	358	643	917	1,306	371	680
Equity in earnings of unconsolidated businesses, net of dividends received	(117)	173	21	389	(120)	(227)
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses	(393)	(2,070)	(2,337)	(2,511)	(1,043)	1,502
Other, net	(1,570)	(1,814)	(2,236)	(988)	(1,552)	(1,082)

Net cash provided by operating activities	6,622	14,137	23,118	31,565	7,117	16,873

Cash Flows From Investing Activities
Capital expenditures (including capitalized software)	(3,707)	(8,094)	(12,450)	(17,047)	(3,456)	(7,685)
Acquisitions of licenses, investments and business, net of cash acquired	(5,118)	(5,367)	(5,627)	(5,958)	(274)	(538)
Proceeds from dispositions	—	—	—	—	—	2,594
Net change in short-term investments	80	119	78	84	(40)	(17)
Other, net	(14)	64	51	(410)	114	37

Net cash used in investing activities	(8,759)	(13,278)	(17,948)	(23,331)	(3,656)	(5,609)

Cash Flows From Financing Activities
Proceeds from long-term borrowings	7,052	12,040	12,040	12,040	—	—
Repayments of long-term borrowings and capital lease obligations	(16,865)	(18,173)	(18,966)	(19,260)	(519)	(4,594)
Increase (decrease) in short-term obligations, excluding current maturities	7,908	(103)	(1,454)	(1,652)	(97)	(97)
Dividends paid	(1,307)	(2,614)	(3,920)	(5,271)	(1,347)	(2,690)
Other, net	(454)	(971)	(1,436)	(1,864)	(470)	(1,131)

Net cash used in financing activities	(3,666)	(9,821)	(13,736)	(16,007)	(2,433)	(8,512)

Increase (decrease) in cash and cash equivalents	(5,803)	(8,962)	(8,566)	(7,773)	1,028	2,752
Cash and cash equivalents, beginning of period	9,782	9,782	9,782	9,782	2,009	2,009

Cash and cash equivalents, end of period	$3,979	$820	$1,216	$2,009	$3,037	$4,761

Verizon Communications Inc.

Selected Financial and Operating Statistics

As of Unaudited	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010

Debt to debt and Verizon's equity ratio, end of period (1)	62.3%	60.3%	59.3%	59.9%	60.3%	59.4%

Book value per common share (1)	$14.73	$15.02	$15.20	$14.67	$14.31	$13.89

Common shares outstanding (in millions)
end of period	2,841	2,841	2,841	2,836	2,827	2,827

Total employees	237,255	235,326	230,340	222,927	217,100	210,800

			(dollars in millions, except per share amounts)

Quarter to Date Unaudited	2009				2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Capital expenditures (including capitalized software)
Domestic Wireless	$1,551	$1,783	$1,800	$2,018	$1,770	$2,262
Wireline	2,003	2,338	2,273	2,278	1,566	1,781
Other	153	266	283	301	120	186

Total	$3,707	$4,387	$4,356	$4,597	$3,456	$4,229

Cash dividends declared per common share	$.460	$.460	$.475	$.475	$.475	$.475

Year to Date Unaudited	2009				2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Capital expenditures (including capitalized software)
Domestic Wireless	$1,551	$3,334	$5,134	$7,152	$1,770	$4,032
Wireline	2,003	4,341	6,614	8,892	1,566	3,347
Other	153	419	702	1,003	120	306

Total	$3,707	$8,094	$12,450	$17,047	$3,456	$7,685

Cash dividends declared per common share	$.460	$.920	$1.395	$1.870	$.475	$.950

Footnote:

(1)	Calculations are based on the equity position attributable to Verizon, which excludes noncontrolling interests.

Verizon Communications Inc.

Verizon Wireless – Selected Financial Results

(dollars in millions)
12 Mos. Ended
Unaudited	12/31/09
Revenues
Service revenues	$52,046
Equipment and other	8,279

Total Revenues	60,325

Operating Expenses
Cost of services and sales	19,348
Selling, general & administrative expense	17,309
Depreciation and amortization expense	7,030

Total Operating Expenses	43,687

Operating Income	$16,638
Operating Income Margin	27.6%

Unaudited	12/31/09
Selected Operating Statistics
Total Customers (000)	89,172
Retail Customers (000)	85,445

12 Mos. Ended
Unaudited	12/31/09

Total Customer net adds in period (1) (000)	5,747
Retail Customer net adds in period (2) (000)	4,461

Total churn rate	1.41%
Retail churn rate	1.41%

Footnotes:

(1)	Includes acquisitions and adjustments of 91,000 customers during 2009. Excludes the Alltel acquisition (net of divestitures) of 11,369,000 customers during 2009.

(2)	Includes acquisitions and adjustments of 92,000 customers during 2009. Excludes the Alltel acquisition (net of divestitures) of 10,963,000 customers during 2009.

The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Verizon Wireless – Selected Financial Results - Quarter to Date

					(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter
Revenues
Service revenues	$12,725	$12,989	$13,149	$13,183	$13,466	$13,802
Equipment and other	1,965	2,040	2,182	2,092	1,846	1,895

Total Revenues	14,690	15,029	15,331	15,275	15,312	15,697

Operating Expenses
Cost of services and sales	4,552	4,723	4,929	5,144	4,675	4,736
Selling, general & administrative expense	4,326	4,331	4,399	4,253	4,492	4,451
Depreciation and amortization expense	1,749	1,727	1,758	1,796	1,812	1,827

Total Operating Expenses	10,627	10,781	11,086	11,193	10,979	11,014

Operating Income	$4,063	$4,248	$4,245	$4,082	$4,333	$4,683
Operating Income Margin	27.7%	28.3%	27.7%	26.7%	28.3%	29.8%

Unaudited	03/31/09	06/30/09	09/30/09	12/31/09	03/31/10	06/30/10
Selected Operating Statistics
Total Customers (000)	84,636	85,727	86,990	89,172	90,705	92,063
Retail Customers (000)	82,180	83,272	84,268	85,445	85,715	86,176

	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Total Customer net adds in period (1) (000)	1,211	1,091	1,263	2,182	1,533	1,358
Retail Customer net adds in period (2) (000)	1,196	1,092	996	1,177	270	461

Total churn rate	1.44%	1.34%	1.46%	1.39%	1.36%	1.25%
Retail churn rate	1.44%	1.34%	1.46%	1.40%	1.42%	1.31%

Footnotes:

(1)	Includes acquisitions and adjustments of (9,000) customers in the first quarter, 1,000 customers in the second quarter, 78,000 customers in the third quarter and 21,000 customers in the fourth quarter of 2009, respectively; and 4,000 customers in the first quarter of 2010. Excludes the Alltel acquisition (net of divestitures) of 11,369,000 customers in the first quarter of 2009.

(2)	Includes acquisitions and adjustments of (8,000) customers in the first quarter, 80,000 customers in the third quarter and 20,000 customers in the fourth quarter of 2009, respectively; and 4,000 customers in the first quarter of 2010. Excludes the Alltel acquisition (net of divestitures) of 10,963,000 customers in the first quarter of 2009.

The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Verizon Wireless – Selected Financial Results - Year to Date

					(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter
Revenues
Service revenues	$12,725	$25,714	$38,863	$52,046	$13,466	$27,268
Equipment and other	1,965	4,005	6,187	8,279	1,846	3,741

Total Revenues	14,690	29,719	45,050	60,325	15,312	31,009

Operating Expenses
Cost of services and sales	4,552	9,275	14,204	19,348	4,675	9,411
Selling, general & administrative expense	4,326	8,657	13,056	17,309	4,492	8,943
Depreciation and amortization expense	1,749	3,476	5,234	7,030	1,812	3,639

Total Operating Expenses	10,627	21,408	32,494	43,687	10,979	21,993

Operating Income	$4,063	$8,311	$12,556	$16,638	$4,333	$9,016
Operating Income Margin	27.7%	28.0%	27.9%	27.6%	28.3%	29.1%

	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Total Customer net adds in period (1) (000)	1,211	2,302	3,565	5,747	1,533	2,891
Retail Customer net adds in period (2) (000)	1,196	2,288	3,284	4,461	270	731

Total churn rate	1.44%	1.39%	1.42%	1.41%	1.36%	1.31%
Retail churn rate	1.44%	1.39%	1.41%	1.41%	1.42%	1.36%

Footnotes:

(1)	Includes acquisitions and adjustments of (9,000) customers in the first quarter, (8,000) customers in the second quarter, 70,000 customers in the third quarter and 91,000 customers in the fourth quarter of 2009 year-to-date, respectively; and 4,000 customers in the first and second quarter of 2010 year-to-date. Excludes the Alltel acquisition (net of divestitures) of 11,369,000 customers in the first quarter of 2009.

(2)	Includes acquisitions and adjustments of (8,000) customers in the first and second quarter, 72,000 customers in the third quarter and 92,000 customers in the fourth quarter of 2009 year-to-date, respectively; and 4,000 customers in the first and second quarter of 2010 year-to-date. Excludes the Alltel acquisition (net of divestitures) of 10,963,000 customers in the first quarter of 2009.

The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline – Selected Financial Results

Unaudited	(dollars in millions) 12 Mos. Ended 12/31/09
Wireline Operating Revenues
Mass Markets	$16,115
Global Enterprise	15,667
Global Wholesale	9,155
Other	1,514

Total Operating Revenues	42,451

Operating Expenses
Cost of services and sales	23,200
Selling, general & administrative expense	10,012
Depreciation and amortization expense	8,238

Total Operating Expenses	41,450

Operating Income	$1,001
Operating Income Margin	2.4%

Verizon Communications Inc.
Wireline – Selected Operating Statistics
Unaudited	(numbers in thousands) 12/31/09
Operating Statistics
Switched access lines in service
Total Residence (includes Primary residence)	15,618
Primary residence	13,662

Business	12,540
Public	165

Total	28,323

Broadband connections	8,160
FIOS Internet Subscribers	3,286
FIOS TV Subscribers	2,750

Footnotes:

The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline – Selected Financial Results - Quarter to Date

	(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter
Wireline Operating Revenues
Mass Markets	$3,990	$4,031	$4,047	$4,047	$4,028	$4,070
Global Enterprise	3,918	3,878	3,958	3,913	3,868	3,911
Global Wholesale	2,269	2,291	2,307	2,288	2,210	2,100
Other	463	363	355	333	269	196

Total Operating Revenues	10,640	10,563	10,667	10,581	10,375	10,277

Operating Expenses
Cost of services and sales	5,668	5,701	5,978	5,853	5,892	5,762
Selling, general & administrative expense	2,571	2,533	2,423	2,485	2,475	2,382
Depreciation and amortization expense	1,998	2,039	2,075	2,126	2,063	2,100

Total Operating Expenses	10,237	10,273	10,476	10,464	10,430	10,244

Operating Income (Loss)	$403	$290	$191	$117	$(55)	$33
Operating Income (Loss) Margin	3.8%	2.7%	1.8%	1.1%	(0.5)%	0.3%

Verizon Communications Inc. Wireline – Selected Operating Statistics

	(numbers in thousands)
Unaudited	03/31/09	06/30/09	09/30/09	12/31/09	03/31/10	06/30/10
Operating Statistics
Switched access lines in service
Total Residence (includes Primary residence)	17,199	16,677	16,105	15,618	15,201	14,828
Primary residence	14,747	14,391	14,030	13,662	13,351	13,085

Business	13,139	12,924	12,719	12,540	12,365	12,172
Public	207	196	179	165	153	138

Total	30,545	29,797	29,003	28,323	27,719	27,138

Broadband connections	7,896	8,063	8,119	8,160	8,241	8,279
FIOS Internet Subscribers	2,653	2,942	3,136	3,286	3,466	3,659
FIOS TV Subscribers	2,130	2,414	2,601	2,750	2,914	3,086

Footnotes:

The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline – Selected Financial Results - Year to Date

	(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter
Wireline Operating Revenues
Mass Markets	$3,990	$8,021	$12,068	$16,115	$4,028	$8,098
Global Enterprise	3,918	7,796	11,754	15,667	3,868	7,779
Global Wholesale	2,269	4,560	6,867	9,155	2,210	4,310
Other	463	826	1,181	1,514	269	465

Total Operating Revenues	10,640	21,203	31,870	42,451	10,375	20,652

Operating Expenses
Cost of services and sales	5,668	11,369	17,347	23,200	5,892	11,654
Selling, general & administrative expense	2,571	5,104	7,527	10,012	2,475	4,857
Depreciation and amortization expense	1,998	4,037	6,112	8,238	2,063	4,163

Total Operating Expenses	10,237	20,510	30,986	41,450	10,430	20,674

Operating Income (Loss)	$403	$693	$884	$1,001	$(55)	$(22)
Operating Income (Loss) Margin	3.8%	3.3%	2.8%	2.4%	(0.5)%	(0.1)%

Footnotes:

The segment financial results above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

    Other Items - Quarter to Date

(Pre-tax dollars in millions)
Unaudited	3 Mos. Ended 3/31/09	3 Mos. Ended 6/30/09	3 Mos. Ended 9/30/09	3 Mos. Ended 12/31/09	3 Mos. Ended 3/31/10	3 Mos. Ended 6/30/10

Merger Integration and Acquisition Related Charges
Cost of services and sales	$61	$24	$79	$31	$37	$96
Selling, general & administrative expense	140	66	102	134	40	66
Depreciation and amortization expense	45	91	96	85	28	25
Other income and (expense), net	2	—	—	—	—	—
Interest expense	208	47	—	—	—	—
Income taxes - Gain on sale of Trust Markets	—	—	—	—	—	102

Total Merger Integration and Acquisition Costs	$456	$228	$277	$250	$105	$289

Access Line Spin-off Related Charges
Cost of services and sales	$—	$—	$3	$35	$15	$27
Selling, general & administrative expense	—	—	59	356	130	168

Total Access Line Spin-off Related Charges	$—	$—	$62	$391	$145	$195

Impact of Divested Operations
Revenues	$1,328	$1,350	$1,331	$1,288	$1,278	$1,129
Cost of services and sales	321	335	311	321	306	268
Selling, general & administrative expense	312	328	333	383	352	313
Depreciation and amortization expense	217	221	227	219	205	208

Total Expenses	850	884	871	923	863	789

Total Impact of Divested Operations	$478	$466	$460	$365	$415	$340

Severance, Pension & Benefit Charges
Cost of services and sales	$—	$—	$—	$1,444	$100	$1,649
Selling, general & administrative expense	—	416	610	1,576	36	665

Total Severance, Pension & Benefit Charges	$—	$416	$610	$3,020	$136	$2,314

Medicare Part D Subsidy Charges
Provision for income taxes	$—	$—	$—	$—	$962	$—

Total Medicare Part D Subsidy Charges	$—	$—	$—	$—	$962	$—

Wireless Data Revenue
Service Revenue	$(16)	$(12)	$(19)	$(27)	$(32)	$258
Equipment & Other	(1)	—	(3)	—	(1)	10

Total Wireless Data Revenue	$(17)	$(12)	$(22)	$(27)	$(33)	$268

Verizon Communications Inc.

    Other Items - Year to Date

					(Pre-tax dollars in millions)

Unaudited	3 Mos. Ended 3/31/09	6 Mos. Ended 6/30/09	9 Mos. Ended 9/30/09	12 Mos. Ended 12/31/09	3 Mos. Ended 3/31/10	6 Mos. Ended 6/30/10

Merger Integration and Acquisition Related Charges
Cost of services and sales	$61	$85	$164	$195	$37	$133
Selling, general & administrative expense	140	206	308	442	40	106
Depreciation and amortization expense	45	136	232	317	28	53
Other income and (expense), net	2	2	2	2	—	—
Interest expense	208	255	255	255	—	—
Income taxes - Gain on sale of Trust markets	—	—	—	—	—	102

Total Merger Integration and Acquisition Costs	$456	$684	$961	$1,211	$105	$394

Access Line Spin-off Related Charges
Cost of services and sales	$—	$—	$3	$38	$15	$42
Selling, general & administrative expense	—	—	59	415	130	298

Total Access Line Spin-off Related Charges	$—	$—	$62	$453	$145	$340

Impact of Divested Operations
Revenues	$1,328	$2,678	$4,009	$5,297	$1,278	$2,407
Cost of services and sales	321	656	967	1,288	306	574
Selling, general & administrative expense	312	640	973	1,356	352	665
Depreciation and amortization expense	217	438	665	884	205	413

Total Expenses	850	1,734	2,605	3,528	863	1,652

Total Impact of Divested Operations	$478	$944	$1,404	$1,769	$415	$755

Severance, Pension & Benefit Charges
Cost of services and sales	$—	$—	$—	$1,444	$100	$1,749
Selling, general & administrative expense	—	416	1,026	2,602	36	701

Total Severance, Pension & Benefit Charges	$—	$416	$1,026	$4,046	$136	$2,450

Medicare Part D Subsidy Charges
Provision for income taxes	$—	$—	$—	$—	$962	$962

Total Medicare Part D Subsidy Charges	$—	$—	$—	$—	$962	$962

Wireless Data Revenue
Service Revenue	$(16)	$(28)	$(47)	$(74)	$(32)	$226
Equipment & Other	(1)	(1)	(4)	(4)	(1)	9

Total Wireless Data Revenue	$(17)	$(29)	$(51)	$(78)	$(33)	$235

Verizon Communications Inc.

2nd Quarter 2010

Supplemental Schedule

Note: Unaudited historical financial and operating information reclassified as a result of Domestic Wireless and Wireline divestitures and other items.

Verizon Communications Inc.

Consolidated Verizon - Selected Financial Results and Operational Metrics (Unaudited)

(dollars in millions)

	2009				2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter

Operating Revenues	$26,591	$26,861	$27,265	$27,091	$26,913	$26,773
Y/Y % Change	2.2	1.9	0.6	0.2	1.2	(0.3)

Operating Income	$4,694	$4,418	$3,986	$929	$4,351	$2,039
Y/Y % Change	(2.5)	(13.1)	(15.5)	(78.9)	(7.3)	(53.8)
Operating Income Margin %	17.7	16.4	14.6	3.4	16.2	7.6

EBITDA	$8,722	$8,509	$8,158	$5,170	$8,472	$6,215
Y/Y % Change	—	(5.4)	(6.2)	(39.0)	(2.9)	(27.0)
EBITDA Margin %	32.8	31.7	29.9	19.1	31.5	23.2

Cash Flow from Continuing Operations	$6,622	$7,515	$8,981	$8,447	$7,117	$9,756
Y/Y $ Change	$939	$563	$1,682	$824	$495	$2,241

Total Debt	$69,133	$64,909	$62,817	$62,256	$61,553	$57,468

Capital Expenditures	$3,707	$4,387	$4,356	$4,597	$3,456	$4,229

Footnotes:

–	The calculation of year over year percentage change for 2009 contains the actual combined operating results of Verizon and Alltel Corporation (Alltel), with the results as of January 1, 2008 adjusted to include the pro forma impact of the elimination of transactions between Verizon and Alltel and conforming adjustments.

–	For the reconciliation of non-GAAP financial measures included in this supplemental information to the comparable GAAP measures, please refer to www.verizon.com/investor.

Verizon Communications Inc.

Verizon Wireless - Pro Forma Selected Financial Results and Operational Metrics (Unaudited)

(dollars in millions, except ARPU and Customer data)

	2009				2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter
Total Revenues	$14,690	$15,029	$15,331	$15,275	$15,312	$15,697
Y/Y % Change	8.8	7.5	4.7	3.0	4.2	4.4

Service Revenues	$12,725	$12,989	$13,149	$13,183	$13,466	$13,802
Y/Y % Change	10.3	8.9	5.9	5.0	5.8	6.3

Operating Income	$4,063	$4,248	$4,245	$4,082	$4,333	$4,683
Y/Y % Change	12.8	10.3	10.1	(3.4)	6.6	10.2
Operating Income Margin %	27.7	28.3	27.7	26.7	28.3	29.8

Segment EBITDA	$5,812	$5,975	$6,003	$5,878	$6,145	$6,510
Y/Y % Change	12.0	9.4	9.0	(0.9)	5.7	9.0
Segment EBITDA Service Margin %	45.7	46.0	45.7	44.6	45.6	47.2

Cash Expense per Customer	$27.43	$27.46	$27.59	$27.72	$27.14	$26.60
Y/Y % Change	(0.1)	0.3	(3.1)	3.5	(1.1)	(3.1)

Total Service ARPU	$50.49	$50.85	$50.77	$50.02	$49.92	$50.35
Y/Y % Change	1.1	0.6	(0.8)	(1.4)	(1.1)	(1.0)

Retail Postpaid ARPU	$52.11	$52.41	$52.60	$52.22	$52.41	$53.17
Y/Y % Change	1.2	0.6	0.1	—	0.6	1.5

Total Data Revenues	$3,552	$3,807	$4,007	$4,198	$4,464	$4,756
Y/Y % Change	36.0	33.0	28.2	25.7	25.7	24.9

Total Data ARPU	$14.09	$14.91	$15.47	$15.93	$16.55	$17.35
Y/Y % Change	24.6	22.8	20.1	18.1	17.5	16.4

Total Data as a % of Service Revenues	27.9	29.3	30.5	31.8	33.2	34.5

Statistical Information

Total Customers (000)	84,636	85,727	86,990	89,172	90,705	92,063
Total Net Adds (000) (1)	1,211	1,091	1,263	2,182	1,533	1,358
Total Churn	1.44%	1.34%	1.46%	1.39%	1.36%	1.25%

Retail Customers (000)	82,180	83,272	84,268	85,445	85,715	86,176
Retail Net Adds (000) (2)	1,196	1,092	996	1,177	270	461
Retail Churn	1.44%	1.34%	1.46%	1.40%	1.42%	1.31%

Retail Postpaid Customers (000)	77,354	78,395	79,371	80,495	80,912	81,573
Retail Postpaid Net Adds (000) (3)	931	1,041	976	1,124	417	661
Retail Postpaid Churn	1.13%	1.00%	1.12%	1.05%	1.05%	0.93%

Footnotes:

1)	Includes acquisitions and adjustments of (9,000), 1,000, 78,000 and 21,000 customers in the first, second, third and fourth quarter of 2009, respectively; and 4,000 customers in the first quarter of 2010.
2)	Includes acquisitions and adjustments of (8,000), 80,000 and 20,000 customers in the first, third and fourth quarter of 2009, respectively; and 4,000 customers in the first quarter of 2010.
3)	Includes acquisitions and adjustments of (5,000), (3,000), 75,000 and 18,000 customers in the first, second, third and fourth quarter of 2009, respectively; and 5,000 customers in the first quarter of 2010.

–

The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company's chief operating decision maker excludes these items in assessing business unit performance.

–

The calculation of year over year percentage change for 2009 contains the actual combined operating results of Verizon and Alltel Corporation (Alltel), net of divestitures, with the results as of January 1, 2008 adjusted to include the pro forma impact of the elimination of transactions between Verizon and Alltel and conforming adjustments.

–	For the reconciliation of non-GAAP financial measures included in this supplemental information to the comparable GAAP measures, please refer to www.verizon.com/investor.

Verizon Communications Inc.

Verizon Wireline - Selected Financial Results and Operational Metrics (Unaudited)

(dollars in millions, except Customer data)

	2009				2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter
Total Operating Revenues	$10,640	$10,563	$10,667	$10,581	$10,375	$10,277
Y/Y % Change					(2.5)	(2.7)

Operating Income	$403	$290	$191	$117	($55)	$33
Y/Y % Change					(113.6)	(88.6)
Operating Income Margin %	3.8	2.7	1.8	1.1	(0.5)	0.3

Segment EBITDA	$2,401	$2,329	$2,266	$2,243	$2,008	$2,133
Y/Y % Change					(16.4)	(8.4)
Segment EBITDA Margin %	22.6	22.0	21.2	21.2	19.4	20.8

Capital Expenditures	$2,003	$2,338	$2,273	$2,278	$1,566	$1,781

Wireline Revenues

Mass Markets	$3,990	$4,031	$4,047	$4,047	$4,028	$4,070
Y/Y % Change					1.0	1.0

Global Enterprise	$3,918	$3,878	$3,958	$3,913	$3,868	$3,911
Y/Y % Change					(1.3)	0.9

Global Wholesale	$2,269	$2,291	$2,307	$2,288	$2,210	$2,100
Y/Y % Change					(2.6)	(8.3)

Other	$463	$363	$355	$333	$269	$196
Y/Y % Change					(41.9)	(46.0)

Total Wireline Revenues	$10,640	$10,563	$10,667	$10,581	$10,375	$10,277

Consumer Revenues (Legacy Verizon)	$3,248	$3,294	$3,327	$3,333	$3,320	$3,350
Y/Y % Change					2.2	1.7

Consumer ARPU	$72.52	$75.35	$78.04	$80.23	$81.93	$84.48
Y/Y % Change					13.0	12.1

Strategic Services Revenues	$1,501	$1,524	$1,563	$1,612	$1,564	$1,620
Y/Y % Change					4.2	6.3

Former MCI Mass Markets Revenues	$262	$237	$197	$169	$147	$140
Y/Y % Change					(43.9)	(40.9)

Statistical Information

Broadband Subscribers (000)	7,896	8,063	8,119	8,160	8,241	8,279
FiOS Internet Subscribers (000)	2,653	2,942	3,136	3,286	3,466	3,659
Net FiOS Internet Subscribers Adds (000)		289	194	150	180	193

FiOS TV Subscribers (000)	2,130	2,414	2,601	2,750	2,914	3,086
Net FiOS TV Subscribers Adds (000)		284	187	149	164	172

Access Lines (000)	30,545	29,797	29,003	28,323	27,719	27,138
Quarterly Change (000)		(748)	(794)	(680)	(604)	(581)
Y/Y % Change					(9.3)	(8.9)

Primary Retail Residence	14,747	14,391	14,030	13,662	13,351	13,085
Quarterly Change (000)		(356)	(361)	(368)	(311)	(266)
Y/Y % Change					(9.5)	(9.1)

Footnotes:

–	Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

–	The segment financial results and metrics above are adjusted to exclude the effects of dispositions and other items as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

–	For the reconciliation of non-GAAP financial measures included in this supplemental information to the comparable GAAP measures, please refer to www.verizon.com/investor.